UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2001

AMERISTAR CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-22494	88-0304799

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South

Las Vegas, Nevada	89109

(Address of principal executive offices)	(Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

         On November 26, 2001, Ameristar Casinos, Inc., a Nevada corporation (the “Company”), issued a press release (the “Press Release”) announcing its revised plans for the new casino and entertainment facility currently under construction in St. Charles, Missouri. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits. The Exhibit listed below is incorporated herein in its entirety.

Exhibit No.	Description

99.1	November 26, 2001 Press Release of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

November 26, 2001	By: /s/ Gordon R. Kanofsky

(Date)	Gordon R. Kanofsky

Senior Vice President of Legal Affairs

Exhibit Number and Page No.	Description of Exhibit	Method of Filing

99.1, 4	November 26, 2001 Press Release of the Company	Filed electronically herewith

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